                                                                 Exhibit 10.16



                             CONFIDENTIAL TREATMENT



THIS AGREEMENT is made the 25th day of September 1996


BETWEEN:


(1) OXFORD ASYMMETRY LIMITED whose principal place of business is at 151 Milton Park, Abingdon, Oxfordshire, OX14 4SD, England (hereinafter referred to as "OA"); and

(2) LEUKOSITE INC. whose principal place of business is 215 First Street, Cambridge, MA 02141, (hereinafter referred to as "LeukoSite").



INTRODUCTION:

(A) OA has expertise in the field of combinatorial chemistry for the rapid production of new chemical compounds. OA offers such libraries to customers for screening to detect compounds which may be useful for particular applications.

(B) OA is willing to supply the libraries of chemical compounds defined in Appendix B to LeukoSite together with data relating to the libraries and to license LeukoSite to use the chemical compounds and the library data for the purpose of screening the libraries for applications within the Field of Use and to make use and sell Compounds and/or Products resulting from the screening and LeukoSite is willing to accept such supply and license on and subject to the provisions of this Agreement.

(C) OA's combinatorial chemistry techniques are still experimental, therefore preparation of the library compounds identified in Appendix B may require a substantial amount to research and development work on the part of OA. Accordingly, OA cannot guarantee that it will be able to synthesize successfully all of the library compounds.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

IT IS AGREED AS FOLLOWS:

1.    DEFINITIONS

      In this Agreement, the following terms shall have the following meanings:

1.1   "Affiliates"                  (a) any company or other legal entity which
                                    directly or indirectly controls or is under common control with the party concerned and
                                    (b) any company or other legal entity which is directly or indirectly controlled by a company or other legal entity referred to in
                                    (a) above;

1.2   "Compounds"                   single organic chemical entities developed
                                    and produced by or on behalf of OA;

1.3   "Plate"                       a micro-titre plate of Library Compounds in
                                    a spatial arrangement agreed with LeukoSite;

1.4   "Confidential Information"    shall have the meaning to it in Clause 9.1;

1.5   "Estimated Delivery Dates"    the estimated delivery date for each Library
                                    as stated in Appendix A;

1.6   "Exclusivity Period"          the initial exclusivity period for each
                                    Library as stated in Appendix A, which may be extended by OA from time to time pursuant to Clause 3.5;

1.7.  "Exclusivity Extension
      Fee Per Month"                the price per month for extending the
                                    Exclusivity Period for each Library as
                                    stated in Appendix A;

1.8   "Initial Payments"            the initial nonrefundable payment payable by
                                    the Customer to OA in respect of each
                                    Library as stated in Appendix A;

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

1.9   "Success Criteria"            the criteria defined in Appendix C which
                                    have been agreed by LeukoSite and OA to
                                    indicate that a particular Library Compound is shown to have certain characteristics of particular interest;

1.10  "Success Payment"             the payment made by LeukoSite to OA in
                                    respect of a Library Compound which has
                                    achieved the Success Criteria;

1.11  "Field of Use"                human pharmaceutical applications

1.12  "Intellectual Property
       Rights" patents, patent applications, utility models, copyrights, know-how, design rights, and any other intellectual property rights analogous to the same;

1.13  "Libraries"                   the libraries of Compounds identified in
                                    Appendix B;

1.14  "Library Compound"            a Compound included within any Library;

1.15  'Products"                    an active Compound or product resulting from
                                    screening a Library;

1.16  "Library Data"                the information to be provided by OA with
                                    each Library as described in Appendix E;

1.17  "Purchase Price"              the price payable by LeukoSite to OA in
                                    respect of the Library Compounds and the Library Dam as set out in Appendix A

1.18  "Specification"               the specification for the Compounds as set
                                    out in Appendix D.

1.19  "Valid Claim"                 a claim of an issued OA parent or joint
                                    parent owned by OA and

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                    LeukoSite covering a Product which has not lapsed or been declared invalid or unenforceable by a court of competent jurisdiction or an administrative agency from which no appeal can or is taken.

2.    SUPPLY OF THE LIBRARIES AND THE LIBRARY DATA

2.1 OA shall use reasonable efforts to synthesize each of the Compounds forming part of the Libraries. However, LeukoSite acknowledges that it may not be feasible for OA to prepare every Compound within a Library. Accordingly, OA shall not be liable for any failure to supply any of the Compounds within a Library, provided tat OA has used reasonable efforts to try to do so.

2.2 OA shall use it reasonable efforts to deliver to LeukoSite each Library by the Estimated Delivery Date for that Library, provided that time shall not be of the essence for such delivery and OA shall not in any circumstances be liable for any loss or damage incurred by LeukoSite as a result of any delay in delivery.

2.3 Physical title to and all risk of loss in each Library Compound shall pass to LeukoSite upon delivery of the Library Compound to LeukoSite's premises.

2.4 LeukoSite may from time to time notify OA that it wishes to receive duplicates of any Library Compound. If OA is willing to provide such duplicates, it shall notify LeukoSite accordingly and include in such notice, an estimated delivery date and purchase price for the duplicates. All duplicate Libraries Compounds shall be supplied to LeukoSite on and subject to the same provisions as apply to the initial Library Compounds.

2.5 OA shall provide the Library Data for a particular Library to LeukoSite at the same time as it supplies the Library Compounds to LeukoSite.

3.    USE OF LIBRARIES COMPOUNDS AND THE LIBRARY DATA

3.1 OA shall grant to LeukoSite a license as described in Clause 5 to use the Library Compounds and the Library Data for the sole purpose of screening the Libraries to detect Compounds which may have application within the Field of Use.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

3.2 LeukoSite shall not use the Library Compounds and/or the Library Data for any purpose other than the purpose expressly stated in Clause 3.1. For the avoidance of doubt, LeukoSite shall not be entitled to screen or test the Library Compounds for potential applications in any area or field of use other than the Field of Use.

3.3 LeukoSite shall nor and shall procure that its Affiliates shall not develop and/or exploit commercially any Library Compound or analogs or derivatives of a Library Compound unless OA and LeukoSite have executed an agreement in of such Library Compound, analog or derivative in accordance with the provisions of Clause 5.

3.4 During a Library's Exclusivity Period, OA shall not supply or grant rights to that Library to any third party for screening for potential applications within the Field of Use.

3.5 If LeukoSite wishes to extend the initial Exclusivity Period for any Library for a further period, LeukoSite shall give OA written notice thereof at least 14 days before the expiry of the initial Exclusivity Period specifying the Library concerned and the length of the requested extension. If OA, at its sole discretion, agrees to extend the Exclusivity Period, it shall notify LeukoSite of the relevant extension fee calculated in accordance with Clause 4.5. Any such extension to the Exclusivity Period shall commence on the date of OA's notice to LeukoSite and shall be in respect of the Field of Use only.

3.6. LeukoSite shall not in any circumstances sell, swap, give or in any way release any of the Library Compounds supplied by OA to any third party.

4.    PAYMENT

4.1.  LeukoSite has paid OA the sum of *******************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      ****************************************** The Initial Payments are to
      cover some of OA's costs in carrying out the research and development work required to produce the Library Compounds. *********************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      **************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      ********************************************* LeukoSite is prepared to be flexible and accept the appropriate substitution of particular building blocks by others if they are shown to be technically difficult to incorporate.

4.2. The Purchase Price for each Library Compound and the target number of Library Compounds in each Library are stated in Appendix A.

4.3. LeukoSite may give OA one month's notice in writing that it does not wish to receive any additional Library Compounds from a particular Library provided that at the same time LeukoSite provides a sum of money to OA, equivalent to the outstanding purchase price for that Library (total Library price - price of Library Compounds already supplied), as a non-returnable deposit for future purchases. Notwithstanding the foregoing, on receipt of such notice from LeukoSite, OA shall issue an invoice payable by LeukoSite for all labour, material and overhead costs that it has incurred, or for which commitments have been made, for the development and synthesis of Library Compounds forming part of the cancelled Library which have not been supplied. In no event shall this invoice be for a sum greater than the outstanding purchase price for a particular Library.

4.4. On or after delivery of any Plate to LeukoSite, OA shall submit an invoice to LeukoSite for the Purchase Price of the Plate together with the costs of packaging, carriage and insurance of the Plate and any VAT payable thereon.

4.5. If LeukoSite notifies OA pursuant to Clause 3.5, that it wishes to extend a Library Compound's Exclusivity Period and OA notifies LeukoSite that it is prepared to do so then Leukosite shall pay an extension fee calculated by multiplying the Extension Fee Rate Per Month for that Library Compound by the requested number of months extension.

4.6. On or after OA has notified LeukoSite pursuant to Clause 3.5. that OA will grant the requested extension, OA shall invoice LeukoSite for the relevant extension fee calculated in accordance with Clause 4.5 together any VAT payable thereon.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

4.7. Leukosite will promptly inform OA if a Library Compound achieves the Success Criteria as defined in Appendix C.

4.8. Having received notice pursuant to Clause 4.7, OA shall invoice LeukoSite for the Success Payment defined in Appendix C.

4.9 LeukoSite shall make payments to OA in respect of any invoice submitted under this Agreement within 14 days of the date of the invoice.

4.10 All sums stated in this Agreement are exclusive of Value Added Tax which shall be payable in addition if applicable.

4.11. All sums payable under this Agreement shall be paid in US dollars by way of bank transfer into OA's bank account, details of which shall from time to time be notified to LeukoSite by OA.

5.    RIGHT TO EXPLOIT THE COMPOUNDS COMMERCIALLY

5.1 If LeukoSite and/or any of its Affiliates wish to develop any Library Compound (or analogue or derivative thereof) as a Potential Product, then LeukoSite shall notify OA in writing, identifying the Library Compound (or the analogue or derivative thereof) concerned and the potential application.

5.2 On receipt of notice from LeukoSite pursuant to Clause 5. 1, the parties shall promptly negotiate in good faith an agreement on fair and reasonable terms to implement inter alia the FOLLOWING commercial principles and provisions:-

      5.2.1 OA to grant LeukoSite (or its designated Affiliate) the -exclusive worldwide right to manufacture, use, sell and market the Licensed Product solely for applications within the Field of Use.

      5.2.2 In countries where OA owns Intellectual Property Rights covering the Licensed Product or jointly owns such Intellectual Property Rights with LeukoSite, OA shall grant to LeukoSite an exclusive license under such Intellectual Property Rights to develop, manufacture, use, sell and market the Licensed Product solely for applications within the Field of Use.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      5.2.3 LeukoSite shall have the right to grant sub-licenses under the above license.

      5.2.4    LeukoSite shall pay OA royalties of **********************
               *****************************************************************
               *****************************************************************
               *****

      5.2.5 Royalties under Clause 5.2.4 shall be paid on a country by country basis for *************** after the date of launch and thereafter so long as the Product is covered by a Valid Claim in the country where sold.

      5.2.6 Royalties, including those based on amounts received from sub licensees, payable under Clause 5.2.4 shall be reduced by ***** for any period during which the Product is not covered by a Valid Claim in the country where sold.

      5.2.7 The compensation set forth in Clauses 5.2.4, 5.2.5 and 5.2.6 shall be the sole compensation applicable to a Product.

      5.2.8 Only one royalty shall be payable regardless of the number of Valid Claims covering a Product.

      5.2.9    Reporting and audit provisions.

      5.2.10 LeukoSite to use reasonable efforts to develop and commercialize the licensed Product and to maximize sales thereof.

      5.2.11   Reciprocal indemnity in respect of third party claims.

      5.2.12   Confidentiality provisions.

      5.2.13   Termination provisions for breach and insolvency.

6.    INTELLECTUAL PROPERTY RIGHTS

6.1.  Subject to any rights granted in an agreement executed pursuant to Clause
      5.2 and except for sole inventions made by LeukoSite and except for Joint Inventions as set forth below, OA shall retain all Intellectual Property Rights in the Libraries and Library Compounds including without limitation the right to apply for

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      patent protection in respect of the Libraries and/or the Library
      Compounds.

6.2 LeukoSite shall not, without the prior written consent of OA, apply for patent protection in respect of any application that it discovers for a Library Compound until the parties have executed an agreement in respect of such Library Compound pursuant to Clause 5.2. Subject to this provision LeukoSite shall be responsible for filing and pursuing patent applications for all inventions related to Products and all related costs.

6.3 In the event that OA and LeukoSite make a joint invention ("Joint Invention"):-

      6.3.1 OA and LeukoSite shall jointly own all patents resulting from such Joint Invention except as provided in Clause 6.3.3.

      6.3.2 LeukoSite shall be responsible for preparing filing and pursuing patent applications for Joint Inventions and they shall be responsible for all related costs. However, LeukoSite shall consult fully with OA on the patent strategy for each Joint Invention and shall keep OA fully informed of the progress of such patent strategy.

      6.3.3 If Leukosite does not wish to obtain patent protection for a Joint Invention then LeukoSite shall promptly notify OA. OA shall then have the right to obtain patent protection on such Joint Invention. Any such patents obtained by OA in respect of a Joint Invention shall be solely owned by OA.

      6.3.6 Except for the rights granted hereunder neither party shall exploit commercially or license a jointly owned patent in respect of a Joint Invention in any country without prior written consent of the other party.

7.    NO OBLIGATION TO PROVIDE FURTHER INFORMATION

7.1 Save as provided in Clauses 4.7 & 5.1, LeukoSite shall be under no obligation to provide OA with any results relating to LeukoSite's screening of the Libraries provided that if LeukoSite shall become aware that any of the Library Compounds are toxic or hazardous LeukoSite shall promptly notify OA with all information in its possession or control concerning the toxicity or hazard.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

7.2. OA shall be under no obligation to provide LeukoSite with any information other than that contained in the Library Data.

8.    WARRANTIES

8.1. OA gives no warranties whatsoever in respect of the Libraries or any of the Library Compounds or the Library Data except that OA warrants that:

      8.1.1 OA will own the physical material in the Plates that it delivers to LeukoSite under this Agreement;

      8.1.2 The Plates and Library Compounds delivered to LeukoSite under this Agreement will meet the Specifications; and

      8.1.3 OA has the right to disclose the Library Data to LeukoSite solely for use in accordance with the provisions of this Agreement.

8.2 Without limitation to the generality of Clause 8.1, OA gives no warranty that the Library Compounds:-

      8.2.1.   are fit for any purpose;

      8.2.2.   are safe for use in connection with humans, animals or plants;

      8.2.3.   are non toxic;

      8.2.4.   are non-hazardous;

      8.2.5    are new or have never been published; and/or

      8.2.6 do not infringe the Intellectual Property Rights of any third parry nor that the production or use of the Library Compounds will not infringe the Intellectual Property Rights of any third parry.

8.3 All warranties implied by law (whether by stature, common law, trade usage, custom or otherwise) are hereby excluded to the maximum extent permitted by law.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

9.    CONFIDENTIALITY

9.1 In this Agreement "Confidential Information" shall mean any :information provided to LeukoSite by OA in anticipation of, or during, the term of this Agreement including without limitation technical information (such as the Library Data and Information relating to OA's business (such as its future plans). Confidential information shall not include any information which:-

      9.1.1 is or becomes, through no act of default on the part of LeukoSite or its officers or employees, generally known or available to the public:

      9.1.2 LeukoSite can prove by documentary evidence produced to OA that the Confidential Information disclosed was already known to LeukoSite at the time of its disclosure to OA or is subsequently developed by LeukoSite independently of the information received from OA; and/or

      9.1.3 is disclosed to LeukoSite by a third party without any obligations of confidence and such third party did not acquire such Confidential Information directly or indirectly from OA.

9.2 LeukoSite shall not use any Confidential Information directly or indirectly for any purpose other than that stated in Clause 3.1 or pursuant to any license granted under Clause 5.2.

9.3 LeukoSite shall not make conies of the Confidential Information - except as necessary for the purposes stated in Clause 3.1 or pursuant to any license granted under Clause 5.21.

9.4 LeukoSite shall not disclose to any third party any of the Confidential Information except with the express prior written consent of OA except as set forth in Clause 9.5.

9.5 LeukoSite shall limit disclosure of the Confidential Information to such of its offices and employees to whom such disclosure is necessary for the purposes of this Agreement. LeukoSite shall procure that its officers and employees maintain the confidentiality of the Confidential Information.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

10.   LIMITATION OF LIABILITY

10.1 Unless caused by the negligence or willful misconduct of OA, OA shall have no liability whatsoever to LeukoSite for any loss or damage resulting directly or indirectly from LeukoSite's activities in connection with the Libraries (and/or any of the Library Compounds) and/or the Library Data.

10.2 OA's total liability to LeukoSite in respect of matters arising out of or in connection with this Agreement shall not exceed the total amount paid to OA under this Agreement.

10.3 This Clause 10 shall not operate to exclude or limit any liability which OA is prohibited by law from excluding, or limiting-

11.   INDEMNITY

      LeukoSite shall indemnify fully, and keep indemnified fully, OA against any and all damages. losses, costs and/or expenses (including without limitation legal expenses and experts fees) incurred by OA which arise out of or in connection with any claim or allegations by any third party in respect of LeukoSite's use of or other activities in connection with the Library Compounds provided under this Agreement and/or the Library Data, except to the extent of negligence or willful misconduct by OA. OA shall promptly notify LeukoSite of any such claim and LeukoSite shall control the defense settlement or compromise of any such claim.

12.   EXPIRY & TERMINATION

12.1  This Agreement shall expire at **********************************
      ************************

12.2 This Agreement may be terminated by either party by giving immediate notice of termination to the other party if the other party shall have failed to remedy any breach of this Agreement within 30 days of receiving notice of such breach.

12.3 This Agreement may be terminated forthwith by OA giving written notice to LeukoSite where LeukoSite becomes insolvent or has an Administrator, Administrative Receiver or Receiver appointed over the whole or any significant part of its business and assets, or if any order is made or a resolution passed or proposed for winding-up LeukoSite (except for the purposes of a valid amalgamation or

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      reconstruction) or any similar action or event which occurs in respect of that party under the laws of any other country.

13.   CONSEQUENCES OF EXPIRY & TERMINATION

13.1 Expiry or termination of this Agreement shall be without prejudice to any rights which may have accrued to either party before the date of expiry or termination, including but not limited to rights granted under Clause 5.

13.2  Upon expiry or termination of this Agreement:-

      13.2.1 all rights and obligations of the parties under this Agreement shall, subject to Clause 13.1 and 13.2.4, terminate;

      13.2.2 LeukoSite shall return to OA all unused Library Compounds in its possession and/or control supplied under this Agreement and all copies of the Confidential Information in the possession and/or control of LeukoSite;

      13.2.3 any agreements entered into pursuant to Clause 5.2 shall continue in full force and effect; and

      13.2.4 the following clauses shall remain in full force and effect; Clauses 1, 3.2, 3.3, 4.7, 4.8, 4.9, 4.10, 4.11, 5, 6, 8, 9, 10,
               11, 13 and 15.

14.   FORCE MAJEURE

      If the performance of this Agreement or any obligation under this Agreement (except for the payment of any sum of money) is prevented, restricted or interfered with by reason of any circumstances beyond the reasonable control of the parties then the party so affected shall, upon giving prompt notice in writing to the other party, be excused from such performance or obligation to the extent of and for the duration of such prevention, restriction or interference.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

15.   MISCELLANEOUS

15.1  Notice

      15.1.1 Any notice or other communication given under this Agreement shall be in writing in the English language and shall be sent by pre-paid air-mail or by fax (confirmed on the same day be pre-paid air-mail) to the address or fax number set out below or to such other address or fax number as may from time to time be notified to the other party in writing as the address or fax number for service notices under this Agreement.

                for Oxford Asymmetry         for LeukoSite Inc.
                notices to:                  notices to:
                Dr. Edwin Moses              Dr. Christopher Mirbelli
                Managing Director            Chief Executive Officer
                151, Milton Park             215 First Street
                Abingdon                     Cambridge,
                Oxon, OX14 4SD                     MA  02142
                UK                           USA

                Fax:  011-44-1235-863139     Fax:  1-617-621-9349

      15.1.2 Any notice so sent by pre-paid air-mail shall be deemed to have been given on the sixth business day from and including the date of posting. Any notice so sent by fax (and confirmed by airmail) shall be deemed to have been given the next business day following the day of transmission.

15.2  Severability

      15.2.1 If any provision of this Agreement is declared by any judicial or other competent authority to be void, voidable, illegal or otherwise unenforceable then such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect.

      15.2.2 The parties shall substitute for any such unenforceable provision an enforceable provision which achieves to the greatest extent permissible the economic, legal and commercial objectives of the unenforceable provision.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

15.3  Waiver

      Failure or delay by either party to exercise any right or remedy under this Agreement shall not be deemed to be a waiver of that right or remedy, or prevent it from exercising that or any other right or remedy on that occasion or on any other occasion.

15.4  Entire Agreement and Amendments

      15.4.1 This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter of this Agreement and supersedes all prior oral or written agreements, representations, understandings or arrangements between the parties relating to the subject matter of this Agreement.

      15.4.2 The parties acknowledge that they are not relying on any agreement, understanding, arrangements, warranty, representation or term which is not set out in this Agreement.

      15.4.3 The parties irrevocably and unconditionally waive any rights and/or remedies they may have (including without limitation the right to claim damages and/or to rescind this Agreement) in respect of any misrepresentation other than a misrepresentation which is contained in this Agreement or a misrepresentation which was made fraudulently.

      15.4.4   Nothing in this Clause 15.4 shall operate to: -

               15.4.4.1 exclude any provision implied into this Agreement by law and which may not be excluded by law; or

               15.4.4.2 limit or exclude any liability, right or remedy to a greater extent than is permissible under law.

      15.4.5 No change may be made to this Agreement except in writing in the English language signed by the duly authorised representatives of both parties.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      15.5     Relationship of the Parties

               15.5.1 Nothing in this Agreement shall create, evidence or imply any agency, partnership or joint venture between the parties.

               15.5.2 Neither party shall act or describe itself as the agent of the other nor shall it represent that it has any authority to make commitments on the other's behalf.

      15.6     Assignment and Sub-contracting

               15.6.1 This Agreement is personal to LeukoSite and LeukoSite shall not, without the prior written consent of OA, assign or transfer the rights and obligations under this Agreement, except that LeukoSite may assign or transfer its rights and obligations under this Agreement in the case of a merger or acquisition or transfer of all of LeukoSite's assets to which this Agreement relates.

               15.6.2 OA shall be entitled (without the consent of LeukoSite) to assign this Agreement and/or sub-contract the obligations of this Agreement to an Affiliate of OA.

      15.7     Publicity

               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **********************************************

      15.8     Law and Jurisdiction

The validity, construction and performance of this Agreement shall be governed by English law and the parties accept the non-exclusive jurisdiction of the English courts in respect thereof.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

AGREED by the parties through their authorized signatories:-

For and on behalf of                   For and on behalf of
Oxford Asymmetry Limited:              LeukoSite Inc.


[signature appears here]               [signature appears here]
------------------------------         ---------------------------------
 Signature                              Signature


------------------------------         ---------------------------------
 Name (Print)                           Name (Print)


------------------------------         ---------------------------------
 Title (Print)                          Title (Print)

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                   **********


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*******  ********   *********  *******  ******   ******** *******  ***********
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         ********   *********           *****     ****    ******   **********
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   *        ***      ******   *******  ******** *******  ********  ************
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********************************************************************************
********************************************************************************
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**************************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                   **********


                           ***************************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                              *********************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                              ********************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                               *******************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                              *********************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                   **********

                       ***********************************


**    *****************

**************    *********************************************
                  **************************************************************
                  *************

***********       **********************

**    **********

***************   *********************************************
                  *********************************************
                  *********************************************
                  ******************************

************      ****************************






********************************************************************************
     *******************************************


********************************************************************************
     ************************************************


*********************************************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                   **********

                                  *************

**    ********************************************************
**    ****************************************************
**    ************************************************************
      ***************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                  *************

                                  *************


**    **********************************************
**    *******************************************************
**    *****************************************************
**    *********************************************************
      *************************************************************
      *********************

*Confidential treatment requested: material has been omitted and filed separately with the Commission.